Exhibit 10.5
(Translation)

No. 00221752

(National emblem)

CERTIFICATE OF APPROVAL

FOR ESTABLISHMENT OF ENTERPRISES WITH

INVESTMENT OF TAIWAN, HONGKONG, MACAO AND
OVERSEAS CHINESE IN THE PEOPLE'S REPUBLIC OF CHINA

Approval No:            WJM JZZ (2002) 042

Import & Export Enterprise Code: 1100600095779

Date of Approval: January 18, 2002

Date of Issuance: January 18, 2002

(Stamped: People's Government of Beijing)

Company's name	Chinese	__ __ __ __ __ __ __ __ __ __ __ __ __ __
English	ChinaE-Online Ltd.
Address of company	No 43, Mentougou Road, Mentougou District, Beijing City
Type of company	Sino-foreign cooperative joint venture	Duration of operation	25 years
Total amount of Investment	US$ 1.5 Million
Registered capital	US$ 1.5 Million
Name of Investors	Place of registration	Amount of capital contribution
Party A: Computing Center of MOFTEC Party B: JADEPEAR INVESTMENT LIMITED Party C: CHINA INTRIC LIMITED	China Hong Kong Hong Kong	US$0.000 US$ 1.35 Million US$0.15 Million
Scope of business

to develop computer & Internet telecom technology, produce the software and hardware products of such technology; provide consulting service on E-business information & Internet technology and sell its self-made products.

I, Chen Mingmian, hereby certify that this is true and correct English translation of the attached Chinese document to the best of my knowledge and ability.

Date:   January 31, 2002

/s/ "Chen Mingmian"
Chen Mingmian
Certified Translator, B. C. Canada